UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

SIENTRA, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36709

Delaware	20-5551000
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of principal executive offices, with zip code)

(805) 562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10, 2022, Sientra, Inc., a Delaware corporation (the “Company”), entered into a Multi-Tenant Office Lease (FSG) (the “Lease”) with LBA IV-PPI, LLC (“Landlord”) whereby the Company will lease approximately 13,669 square feet at 3333 Michelson Drive, Irvine, California (the “Premises”). The Lease has an initial term of ninety-one months, commencing on September 1, 2022 (the “Initial Term”). The Company intends to relocate its corporate headquarters to the Premises at the commencement of the Initial Term. The Company will pay a monthly rent of $44,424.25 for the first twelve-month period, $45,756.98 for the second twelve-month period, $47,129.69 for the third twelve-month period, $48,543.58 for the fourth twelve-month period, $49,999.89 for the fifth twelve-month period, $51,499.89 for the sixth twelve-month period, $53,044.89 for the seventh twelve-month period and $54,636.24 for the last six months of the term. The Company will provide as collateral a letter of credit with a face value of $310,969.80.

In addition, the Lease contains customary default provisions, including, without limitation, those relating to payment default and bankruptcy events.

The above description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

10.1	Multi-Tenant Office Lease (FSG), dated June 10, 2022, by and between Sientra, Inc. and LBA IV-PPI, LLC.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENTRA, INC.

Date: June 15, 2022	By:	/s/ Oliver Bennett
Oliver Bennett
General Counsel